                                                                    EXHIBIT 99.1

                  EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES

  These unaudited pro forma consolidated statements of operations are presented as if the acquisitions of the Acquired Facilities and the proposed acquisitions of the KHEC Facility and the M & M Facilities and the related issuances of shares of common stock had occurred at the beginning of the relevant period. For the year ended December 31, 1995, the statement also reflects the acquisition of the Marietta Facility and estimated incremental expenses to operate as a publicly held company as if it were publicly held on the date of inception. Such pro forma information is based in part upon the consolidated statements of operations of Extended Stay America, Inc. and subsidiaries and the statements of operations of Welcome, Apartment/Inn, Hometown Inn, KHEC, Gwinnett, and the M & M Facilities. They should be read in conjunction with the financial statements listed in the index on page F-1 of this Prospectus. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The acquisition of the lodging facility from AATI has not been included in these unaudited statements of operations because the purchase price and the unaudited results of operations for the periods, when measured in relation to the Company, did not meet certain materiality standards and can be excluded as permitted by the rules and regulations of the Securities and Exchange Commission.

  These unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming such transactions had been completed as of the beginning of the period, nor do they purport to represent the results of operations for any future periods. Results of operations and the related earnings or loss per share for future periods will be affected by a number of factors, including but not limited to, the number of facilities opened and the operating results therefrom, interest costs incurred on indebtedness (including the amortization of the fees paid in cash and common stock to DLJ), corporate operating and property management expenses, site selection costs and the number of future shares issued.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM JANUARY 9, 1995 (INCEPTION)
                     THROUGH DECEMBER 31, 1995 (UNAUDITED)

                                                                    PRO FORMA
                                       COMPLETED                    COMPLETED     PROPOSED
                           ACTUAL     ACQUISITIONS ADJUSTMENTS     ACQUISITIONS ACQUISITIONS ADJUSTMENTS      PRO FORMA
Revenue:
 Room revenue........... $   817,133   $5,957,989  $ (135,614)(1)   $6,639,508   $6,940,992  $ (152,131)(1)  $13,428,369
 Management fees........      17,775                  (17,775)(2)
 Other revenue..........      42,977      277,596      (6,398)(1)      314,175      431,323      (9,453)(1)      736,045
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
   Total revenue........     877,885    6,235,585    (159,787)       6,953,683    7,372,315    (161,584)      14,164,414
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
Costs and expenses:
 Property operating
  expenses..............     332,523    2,655,610     (61,941)(1)    2,908,417    3,045,884     (66,759)(1)    5,887,542
                                                      (17,775)(2)
 Corporate operating
  and property
  management expenses...   2,042,039      391,114     800,000 (3)    3,233,153      543,464     (58,093)(2)    3,718,524
 Site selection costs...     512,529                                   512,529                                   512,529
 Depreciation and
  amortization..........     146,726      623,721     263,067 (4)    1,033,514      737,220     422,780 (4)    2,193,514
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
   Total costs and
    expenses............   3,033,817    3,670,445     983,351        7,687,613    4,326,568     297,928       12,312,109
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
   Income (loss) from
    operations..........  (2,155,932)   2,565,140  (1,143,138)        (733,930)   3,045,747    (459,512)       1,852,305
Interest income
 (expense)..............     848,510   (1,104,633)  1,104,633 (5)      848,510   (1,733,591)  1,689,591 (5)      804,510
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
 Income (loss) before
  income taxes..........  (1,307,422)   1,460,507     (38,505)      $  114,580   $1,312,156  $1,230,079      $ 2,656,815
 Provision for income
  taxes.................                              (45,000)(6)      (45,000)                (991,000)(6)   (1,036,000)
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
 Net income (loss)...... $(1,307,422)  $1,460,507   $ (83,505)      $   69,580   $1,312,156  $  239,079      $ 1,620,815
                         ===========   ==========  ==========       ==========   ==========  ==========      ===========
 Net income (loss) per
  common share(7)....... $     (0.10)                               $     0.01                               $      0.11
                         ===========                                ==========                               ===========
 Weighted average
  number of common and
  equivalent shares
  outstanding during
  the period(7).........  12,652,110                                13,849,898                                15,260,204
                         ===========                                ==========                               ===========

                  EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

                                                                  PRO FORMA
                                       COMPLETED                  COMPLETED      PROPOSED
                           ACTUAL     ACQUISITIONS ADJUSTMENTS   ACQUISITIONS  ACQUISITIONS ADJUSTMENTS     PRO FORMA
Revenue:
 Room revenue........... $ 1,137,841    $778,821     $           $ 1,916,662    $1,827,570   $             $ 3,744,232
 Other revenue..........      32,988      30,016                      63,004        97,123                     160,127
                         -----------    --------     -------     -----------    ----------   ---------     -----------
   Total revenue........   1,170,829     808,837                   1,979,666     1,924,693                   3,904,359
Costs and expenses:
 Property operating
  expenses..............     442,540     288,123                     730,663       790,051                   1,520,714
 Corporate operating
  and property
  management expenses...   1,580,655      58,937                   1,639,592       145,739     (11,260)(2)   1,774,071
 Site selection costs...     823,733                                 823,733                                   823,733
 Depreciation and
  amortization..........     203,343      73,199      20,238 (4)     296,780       186,215     103,785 (4)     586,780
                         -----------    --------     -------     -----------    ----------   ---------     -----------
   Total costs and
    expenses............   3,050,271     420,259      20,238       3,490,768     1,122,005      92,525       4,705,298
   Income (loss) from
    operations..........  (1,879,442)    388,578     (20,238)     (1,511,102)      802,688     (92,525)       (800,939)
Interest income
 (expense)..............   1,450,132     (64,151)     64,151 (5)   1,450,132      (424,570)    399,570 (5)   1,425,132
                         -----------    --------     -------     -----------    ----------   ---------     -----------
Income (loss) before
 income taxes...........    (429,310)    324,427      43,913         (60,970)      378,118     307,045         624,193
Provision for income
 taxes..................                                                                      (243,000)(6)    (243,000)
                         -----------    --------     -------     -----------    ----------   ---------     -----------
Net income (loss)....... $  (429,310)   $324,427     $43,913     $   (60,970)   $  378,118   $  64,045     $   381,193
                         ===========    ========     =======     ===========    ==========   =========     ===========
Net loss per common
 share(7)............... $     (0.02)                            $     (0.00)                              $      0.02
                         ===========                             ===========                               ===========
Weighted average number
 of common and
 equivalent shares
 outstanding during the
 period(7)..............  22,467,393                              23,025,192                                24,785,595
                         ===========                             ===========                               ===========

- ---------------------
(1) To eliminate the estimated revenues and expenses for the Acquired Facilities, the Marietta Facility, the KHEC Facility, and the M & M Facilities for the period January 1, 1995 through January 8, 1995 in order to present a period comparable to the historical period for the Company.

(2) To eliminate in consolidation management fees charged to the Marietta Facility prior to being acquired by the Company and franchise fees incurred by KHEC.

(3) Reflects estimated increases in: (i) salaries and benefits--$238,000; (ii) state capital-based taxes--$150,000; (iii) audit and tax fees--$75,000;
    (iv) legal expenses--$37,000; (v) directors' and officers' insurance-- $150,000; (vi) additional expenses--$150,000, as if the Company had been a public company on the date of inception.

(4) To adjust depreciation and amortization expense to reflect the expense based on the purchase price paid and to be paid by the Company for the Acquired Facilities, the Marietta Facility, the KHEC Facility, and the M & M Facilities for any period prior to acquisition.

(5) To eliminate non-continuing interest expense paid by the Acquired Facilities, the Marietta Facility, the KHEC Facility, and the M & M Facilities prior to acquisition, net of interest income earned by the Company on the amount of cash used in the acquisitions.

(6) To provide for estimated income tax expense.

(7) See notes 2, 5 and 14 to the Company's consolidated financial statements.

                  EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

  This unaudited pro forma consolidated balance sheet is presented as if the June 1996 Offering had been completed and the acquisition of the Gwinnett Facility and the proposed acquisitions of the KHEC Facility and the M&M Facilities had occurred on March 31, 1996. Such pro forma information is based upon the consolidated balance sheet of the Company and the balance sheets of Gwinnett, KHEC, and the M&M Facilities as of March 31, 1996. It should be read in conjunction with the financial statements listed in the index on page F-1 of this Prospectus. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

  This unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 1996, nor does it purport to represent the future financial position of the Company.

                                       ACQUISITIONS
                                        SUBSEQUENT
                                       TO MARCH 31,
                                         1996 AND
                                         PROPOSED
                            ACTUAL     ACQUISITIONS  ADJUSTMENTS       PRO FORMA
         ASSETS
Current assets:
  Cash and cash
   equivalents.......... $104,010,918    $ 628,882   $ (3,098,882)(1) $391,358,418
                                                      289,817,500 (2)
  Refundable deposits...      621,654                                      621,654
  Supply inventories....      291,266       88,050        281,950 (1)      661,266
  Prepaid expenses......      366,142        2,198         (2,198)(1)      366,142
  Other current assets..       56,768      180,808       (180,808)(1)       56,768
                         ------------  -----------   ------------     ------------
    Total current
     assets.............  105,346,748      899,938    286,817,562      393,064,248
                         ------------  -----------   ------------     ------------
Property and equipment,
 net....................   51,658,313   20,257,229     20,347,771 (1)   92,263,313
Site deposits and
 preacquisition costs...    3,913,811                                    3,913,811
Deferred loan costs.....    5,294,114        8,327         (8,327)(1)    5,294,114
Other assets............      156,741      102,532       (102,532)(1)      156,741
                         ------------  -----------   ------------     ------------
                         $166,369,727  $21,268,026   $307,054,474     $494,692,227
                         ============  ===========   ============     ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable...... $    925,504  $   136,042   $   (136,042)(1) $    925,504
  Accrued salaries and
   related expenses.....       67,855       22,177        (22,177)(1)       67,855
  Due to related
   parties..............       71,845      211,334       (211,334)(1)       71,845
  Other accrued
   expenses.............      440,612      311,636           (891)(1)      751,357
  Deferred revenue......      330,856       19,087        (19,087)(1)      330,856
  Current maturities of
   long-term debt.......                 6,335,578     (6,335,578)(1)
                         ------------  -----------   ------------     ------------
    Total current
     liabilities........    1,836,672    7,035,854     (6,725,109)       2,147,417
                         ------------  -----------   ------------     ------------
Long-term debt..........                13,564,248    (13,564,248)(1)
Shareholders' Equity:
  Preferred stock, $.01
   par value, 10,000,000
   shares authorized, no
   shares issued or
   outstanding..........
  Common stock, $.01 par
   value, 200,000,000
   shares authorized,
   22,853,092 and
   34,039,192 shares
   issued and
   outstanding for
   Actual and Pro Forma,
   respectively.........      228,531      226,733       (212,622)(1)      340,392
                                                           97,750 (2)
  Additional paid in
   capital..............  166,041,256       30,270     38,149,874 (1)  493,941,150
                                                      289,719,750 (2)
  Due from affiliated
   companies and prepaid
   services.............                  (521,395)       521,395 (1)
  Accumulated
   (deficit)/retained
   earnings.............   (1,736,732)     932,316       (932,316)(1)   (1,736,732)
                         ------------  -----------   ------------     ------------
    Total shareholders'
     equity.............  164,533,055      667,924    327,343,831      492,544,810
                         ------------  -----------   ------------     ------------
                         $166,369,727  $21,268,026   $307,054,474     $494,692,227
                         ============  ===========   ============     ============

- ---------------------
(1) To reflect the purchase adjustments relating to the acquisition of the Gwinnett Facility for 172,100 shares of Common Stock and the proposed acquisitions of the KHEC Facility and the M&M Facilities assuming the acquisitions are completed through the issuance of approximately 101,000 and 1,138,000 shares, respectively, of Common Stock and to reflect the use of $2,000,000 of the Company's cash representing the estimated costs to remodel and to convert the KHEC property to an extended stay lodging facility and the use of $470,000 of the Company's cash to retire debt of the M&M Facilities assumed by the Company.
(2) To reflect the estimated net proceeds of the June 1996 Offering.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Extended Stay America, Inc.
Ft. Lauderdale, Florida

  We have audited the accompanying combined balance sheets of Boulder Manor, Inc., Melrose Suites, Inc., Nicolle Manor and St. Louis Manor, Inc. (the "M & M Facilities") as of December 31, 1994 and 1995, and the related combined statements of operations and equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the M & M Facilities' management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the M & M Facilities at December 31, 1994 and 1995 and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Spartanburg, South Carolina

June 27, 1996

                             M & M FACILITIES

                            COMBINED BALANCE SHEETS

                                                                   (UNAUDITED)
                                                                    MARCH 31,
                                              DECEMBER 31,            1996
                                         ------------------------  -----------
                 ASSETS                     1994         1995
Current assets:
  Cash and cash equivalents............. $   277,626  $   307,376  $   280,111
  Accounts receivable...................                   53,191       63,729
  Supply inventories....................                   14,762       14,762
  Other current assets..................       9,592       15,112       61,954
                                         -----------  -----------  -----------
    Total current assets................     287,218      390,441      420,556
                                         -----------  -----------  -----------
Property and equipment, net.............   9,721,327   16,195,066   16,171,969
Other assets............................     153,437       85,462       91,957
                                         -----------  -----------  -----------
                                         $10,161,982  $16,670,969  $16,684,482
                                         ===========  ===========  ===========
    LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
  Accounts payable...................... $   107,733  $   119,915  $   102,385
  Accrued expenses......................      12,276       47,627       79,760
  Deposits..............................      46,500       60,812       14,858
  Accrued interest expense..............      87,346      122,698      141,641
  Accounts payable to affiliated
   company..............................                  108,546       97,848
  Current maturities of long-term debt
   and notes payable to shareholders....     464,967    1,014,720    6,071,772
                                         -----------  -----------  -----------
    Total current liabilities...........     718,822    1,474,318    6,508,264
Long-term debt..........................   4,318,218   10,139,340    8,301,363
Notes payable to shareholders...........   5,736,898    5,263,995    1,822,122
                                         -----------  -----------  -----------
    Total liabilities...................  10,773,938   16,877,653   16,631,749
Equity (deficit)........................    (214,235)     377,284      628,318
Advances to shareholders................    (397,721)    (583,968)    (575,585)
                                         -----------  -----------  -----------
                                         $10,161,982  $16,670,969  $16,684,482
                                         ===========  ===========  ===========


     The accompanying notes are an integral part of the combined financial statements.

                             M & M FACILITIES

          COMBINED STATEMENTS OF OPERATIONS AND EQUITY (DEFICIT)

                                                                    (UNAUDITED)
                                                               FOR THE THREE MONTHS
                           FOR THE YEAR ENDED DECEMBER 31,        ENDED MARCH 31,
                          -----------------------------------  ----------------------
                             1993        1994         1995        1995        1996
Revenue:
  Room revenue..........  $3,410,258  $ 3,712,548  $5,685,874  $1,336,776  $1,596,144
  Other, net............     204,638      280,626     361,822      75,998      83,826
                          ----------  -----------  ----------  ----------  ----------
    Total revenue.......   3,614,896    3,993,174   6,047,696   1,412,774   1,679,970
                          ----------  -----------  ----------  ----------  ----------
Costs and expenses:
  Property operating
   expenses.............   1,341,583    1,389,265   2,288,116     505,235     622,586
  Property management
   fees to related
   party................     314,327      323,429     432,102     106,942     127,692
  Depreciation and
   amortization.........     585,918      448,277     648,202     170,102     168,083
                          ----------  -----------  ----------  ----------  ----------
    Total costs and
     expenses...........   2,241,828    2,160,971   3,368,420     782,279     918,361
                          ----------  -----------  ----------  ----------  ----------
Income from operations..   1,373,068    1,832,203   2,679,276     630,495     761,609
Other income............                  168,503
Interest expense........   1,027,305    1,016,868   1,614,580     413,769     392,734
                          ----------  -----------  ----------  ----------  ----------
    Net income..........     345,763      983,838   1,064,696     216,726     368,875
Equity (deficit),
 beginning of period....     574,410      416,751    (214,235)   (214,235)    377,284
  Distributions.........    (503,422)  (1,614,824)   (473,177)   (130,168)   (117,841)
                          ----------  -----------  ----------  ----------  ----------
Equity (deficit), end of
 period.................  $  416,751  $  (214,235) $  377,284  $ (127,677) $  628,318
                          ==========  ===========  ==========  ==========  ==========




     The accompanying notes are an integral part of the combined financial statements.

                             M & M FACILITIES

                       COMBINED STATEMENTS OF CASH FLOWS

                                                                  (UNAUDITED)
                                                              FOR THE THREE MONTHS
                          FOR THE YEAR ENDED DECEMBER 31,       ENDED MARCH 31,
                         -----------------------------------  ---------------------
                            1993        1994         1995        1995       1996
Cash flows from
 operating activities:
  Net income............ $  345,763  $   983,838  $1,064,696  $  216,726  $ 368,875
  Adjustments to
   reconcile net income
   to net cash provided
   by operating
   activities:
    Depreciation........    306,920      310,933     577,679     152,742    150,453
    Amortization........    278,998      137,344      70,523      17,360     17,630
    Change in:
      Supply
       inventories......                             (14,762)    (15,000)
      Accounts
       receivable.......                             (53,191)    (32,448)   (10,538)
      Other current
       assets...........    (13,273)       3,904      (5,520)    (45,347)   (46,842)
      Accounts payable..     12,663      (12,339)     12,182     (21,109)   (17,530)
      Deposits..........                              14,312     (22,584)   (45,954)
      Accrued interest..     (2,476)       3,823      35,352     150,585     18,943
      Accounts payable
       to affiliated
       company..........                             108,546      61,567    (10,698)
      Accrued expenses..      2,848          240      35,351      41,323     32,133
                         ----------  -----------  ----------  ----------  ---------
  Net cash provided by
   operating activities.    931,443    1,427,743   1,845,168     503,815    456,472
                         ----------  -----------  ----------  ----------  ---------
Cash flows from
 investing activities,
 Purchases of property
 and equipment..........    (46,502)    (109,354) (7,051,417) (6,906,546)  (127,356)
                         ----------  -----------  ----------  ----------  ---------
Cash flows from
 financing activities:
  Payments of deferred
   loan costs...........    (78,497)     (86,269)     (2,549)       (748)   (24,125)
  Collections from
   (advances to)
   shareholders.........     41,269      (15,419)   (186,247)    (64,880)     8,383
  Principal payments on
   long-term debt.......    (18,487)     (20,797)   (165,539)    (41,385)   (43,563)
  Principal payments on
   notes payable to
   shareholders.........   (354,243)    (400,452)   (778,869)   (193,552)  (179,235)
  Proceeds from issuance
   of long-term debt....     59,931      840,409   6,189,034   6,189,034
  Proceeds from notes
   payable to
   shareholders.........                             653,346     653,346
  Distributions.........   (503,422)  (1,614,824)   (473,177)   (130,168)  (117,841)
                         ----------  -----------  ----------  ----------  ---------
        Net cash (used
         in) provided by
         financing
         activities.....   (853,449)  (1,297,352)  5,235,999   6,411,647   (356,381)
                         ----------  -----------  ----------  ----------  ---------
Net increase (decrease)
 in cash................     31,492       21,037      29,750       8,916    (27,265)
Cash at beginning of
 periods................    225,097      256,589     277,626     277,626    307,376
                         ----------  -----------  ----------  ----------  ---------
Cash at end of periods.. $  256,589  $   277,626  $  307,376  $  286,542  $ 280,111
                         ==========  ===========  ==========  ==========  =========
Supplemental cash flow
 disclosure, interest
 paid................... $1,020,889  $ 1,005,894  $1,538,714  $  253,178  $ 366,135
                         ==========  ===========  ==========  ==========  =========

     The accompanying notes are an integral part of the combined financial statements.

                             M & M FACILITIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation. The combined financial statements include the assets, liabilities, equity and results of operations of three S-Corporations, (Boulder Manor, Inc., Melrose Suites, Inc. and St. Louis Manor, Inc.), and of a partnership, (Nicolle Manor) which are under common ownership and control. Where referred to herein, the "M & M Facilities" include the four entities listed above. All significant intercompany accounts and transactions have been eliminated.

  Description of Business. The M & M Facilities operate four extended stay facilities in Las Vegas, Nevada. On June 26, 1996, an agreement was reached to sell the property and equipment of the M & M Facilities to Extended Stay America, Inc.

  Pervasiveness of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Concentration of Credit Risk. The M & M Facilities maintained deposits totalling $127,496 at December 31, 1995 with one bank. Deposits in excess of $100,000 are not insured by the Federal Deposit Insurance Corporation.

  Cash and cash equivalents. Cash and cash equivalents consist of cash on hand and on deposit, and highly liquid instruments with maturities of three months or less when purchased. The carrying amount of cash and cash equivalents is the estimated fair value at December 31, 1995.

  Supply Inventory. Supply inventories consist primarily of linen, cleaning and other room supplies and are stated at the lower of cost or market.

  Property and Equipment. Property and equipment is stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to operations as incurred; major renewals and improvements are capitalized. The gain or loss on the disposition of property and equipment is recorded in the year of disposition.

  The estimated useful lives on the assets are as follows:

      Buildings and improvements...................................... 40 years
      Furniture, fixtures and equipment............................... 5-7 years

  Deferred Loan Costs. The M & M Facilities have incurred costs in obtaining financing. These costs have been deferred and are being amortized over the life of the respective loan using the effective yield method. Deferred loan costs are included in other assets.

  Income Taxes. Any income taxes related to income earned by the M & M Facilities are paid by the shareholders and partners.

  Revenue Recognition. Room revenue and other income are recognized when earned. Prepayments and deposits are recorded as unearned revenue.

  Unaudited Interim Financial Statements. The unaudited interim financial statements have been prepared pursuant to generally accepted accounting principles applicable to interim financial statements and include all adjustments which are, in the opinion of management, necessary for a fair presentation of the results of

                             M & M FACILITIES
operations for the interim periods presented. All such adjustments are, in the opinion of management, of a normal recurring nature. Results for the three months ended March 31, 1995 and 1996 are not necessarily indicative of results to be expected for a full year. All data at March 31, 1995 and 1996 and for each of the three-month periods then ended are unaudited.

2. PROPERTY AND EQUIPMENT:

  Property and equipment consists of the following at December 31:

                                                           1994        1995
      Land............................................. $ 1,775,107 $ 2,525,107
      Buildings and improvements.......................   8,493,697  13,689,568
      Furniture and fixtures...........................     795,334   1,900,881
                                                        ----------- -----------
                                                         11,064,138  18,115,556
      Less accumulated depreciation....................   1,342,811   1,920,490
                                                        ----------- -----------
                                                        $ 9,721,327 $16,195,066
                                                        =========== ===========

3. LONG-TERM DEBT AND NOTES PAYABLE TO SHAREHOLDERS:

                                                            1994        1995
Long-term debt and notes payable to shareholders
consist of the following as of December 31:
Mortgage loan, principal and interest payable monthly
 at approximately $34,550 through June 1, 2019,
 interest at 9.75%.....................................   $4,179,775  $4,136,257
Mortgage loan principal and interest payable monthly at
 approximately $47,230 through July 1, 2002 with a
 final payment of approximately $5,240,000 in July
 2002, interest at 8.134% in 1995 and thereafter at the
 bank's current index rate (based on cost of funds of
 Federal Home Loan Bank of San Francisco) plus 3.25%...                5,869,141
Note payable to shareholders, principal and interest
 payable at approximately $52,260 through December
 1996, with a final payment of $3,019,487 on January 1,
 1997, interest at 10%.................................    3,875,260   3,609,222
Note payable to shareholders, principal and interest
 payable at approximately $32,700 through December
 1996, with a final payment of $1,940,348 on January 1,
 1997, interest at 10%.................................    2,301,051   2,127,676
Other related party note payable.......................                  313,890
Other..................................................      163,997     361,869
                                                         ----------- -----------
                                                          10,520,083  16,418,055
Less current maturities................................      464,967   1,014,720
                                                         ----------- -----------
Long-term debt, net of current maturities..............  $10,055,116 $15,403,335
                                                         =========== ===========

  The notes payable to shareholders are collateralized by real property at two of the entended stay facilities. The shareholders have related loans with a financial institution collateralized by these properties. These loans with the financial institutions total approximately $8,675,000 at December 31, 1995.

  The mortgage loans are collateralized by substantially all of the M & M Facilities property and equipment. Aggregate maturities of long term debt are as follows: 1996--$1,014,720; 1997--$5,477,558; 1998--$217,487; 1999--$241,077;
2000--$212,019; thereafter--$9,255,194.

  The M & M Facilities believe that there is no material difference in the carrying amount and estimated fair value of the long-term debt.

                             M & M FACILITIES

4. RELATED PARTY TRANSACTIONS:

  Management fees charged by a related entity controlled by the shareholders/partners and interest charged on notes payable to shareholders/partners are as follows:

                                                             MANAGEMENT INTEREST
                                                                FEES    EXPENSE
      1993..................................................  $314,327  $668,754
      1994..................................................   323,429   630,263
      1995..................................................   432,102   598,482

  The M & M Facilities purchased substantially all the property and equipment from an affiliated company which constructed the extended stay facilities.

5. LITIGATION:

  From time to time, the M & M Facilities have been involved in various legal proceedings. Management believes that all such litigation is routine in nature and incidental to the conduct of its business, and that none of such litigation, if determined adversely to the M & M Facilities, would have a material adverse effect on their financial condition.